                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 16, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PENFORD CORPORATION
             (Exact name of registrant as specified in its charter)

                                   Washington
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



                0-11488                                          91-1221360
         ----------------------                              -------------------
         Commission File Number                               (I.R.S. Employer
                                                             Identification No.)

        7094 South Revere Parkway,
            Englewood, Colorado                                  80112-3932
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


                                 (303) 649-1900
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K:

         Exhibit No.                     Description
         -----------                     -----------

         99.1                 Press release dated October 16, 2003

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 16, 2003, Penford Corporation issued a press release announcing the financial results for its fourth quarter and fiscal year ending August 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Penford Corporation
                                    --------------------------------------------
                                    (Registrant)




October 17, 2003                               /s/ Steven O. Cordier
                                    --------------------------------------------
                                                 Steven O. Cordier
                                      Vice President, Chief Financial Officer
                                              and Corporate Secretary

                                  EXHIBIT INDEX

        Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

         Exhibit No.                        Description
         -----------                        -----------

         99.1                 Press release dated October 16, 2003






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